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Exhibit 10.27

                            RECOURSE PROMISSORY NOTE

$281,250                                                        January 11, 2001

          FOR VALUE RECEIVED, Linda M. Autore (the "Borrower"), hereby promises to pay to the order of Moore Medical Corp., a Delaware corporation (the "Holder"), on the third anniversary of the date hereof (the "Maturity Date"),the principal sum of Two Hundred Eight-One Thousand Two Hundred Fifty Dollars and No Cents ($281,250.00) (the "Principal Amount"), to be paid at the office of the Holder referred to below, in such coin or currency of the United States of America as at the time of payment shall be legal tender therein for the payment of public and private debts, and to pay interest commencing on the date hereof on the Principal Amount hereof at a per annum rate equal to 6.0%, compounded annually based on a 360 day year, until the Principal Amount hereof shall have become due and payable, on the Maturity Date, pursuant to a Mandatory Prepayment, by acceleration or otherwise. Such interest shall be payable annually on each anniversary date hereof until and upon maturity or earlier repayment of the Principal Amount. In addition, the Borrower promises to pay additional interest at 3.0% per annum on any overdue principal and (to the extent permitted by law) on any overdue interest, from the due date thereof until the obligation of the Borrower with respect to the payment thereof shall be discharged.

          The Borrower shall make a mandatory prepayment (each, a "Mandatory
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Prepayment") in an amount equal to a portion of the proceeds resulting from any
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sale, transfer or other disposition of the Pledged Collateral (as defined in the
Pledge Agreement) securing this Note in violation of, or pursuant to the Pledge Agreement, dated as of the date hereof, between the Borrower and the Holder (as amended, the "Pledge Agreement"). Each such Mandatory Prepayment shall be in
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the amount of $5.625 per share of Pledged Collateral so sold, transferred or otherwise disposed of and shall be due and payable immediately upon receipt of any such proceeds by the Borrower and shall be applied first to interest on this Note accrued and unpaid as of the date of the Mandatory Prepayment and then to the Principal Amount of this Note then outstanding.

          The Holder shall be entitled to the rights and security granted by the Borrower to the Holder pursuant to the Pledge Agreement.

          This Note represents a full recourse obligation of the Borrower.

          The Borrower may, at her sole option, at any time and from time to time, prepay all or any portion of the interest or outstanding Principal Amount evidenced by this Note, together with accrued interest on the Principal Amount prepaid, without premium or penalty.

          In case of the occurrence of any of the following events (each, an "Event of Default"):
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             (i)   default in the payment of principal of or interest on this
     Note, when and as the same shall become due and payable, whether on the Maturity Date, pursuant to a Mandatory Prepayment or by acceleration hereof or otherwise;

             (ii) the Borrower shall (A) apply for or consent to the appointment of a receiver, trustee or liquidator, (B) admit in writing her inability to pay her debts as they mature, (C) make a general assignment for the benefit of creditors, (D) be adjudicated a bankrupt or insolvent,
     (E) file a voluntary petition, or have filed against her a petition, in bankruptcy or petition or answer seeking a reorganization or an arrangement with her creditors, or (F) take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute or file an answer admitting the material allegations of a petition filed against her in any proceeding under any such law;

             (iii) an order, judgment or decree shall be entered, without the application, approval or consent of the Borrower, by any court of competent jurisdiction, approving a petition seeking reorganization of the Borrower, or appointing a receiver, trustee or liquidator for the Borrower;

             (iv) the Borrower's employment with the Holder is terminated or upon the Borrower's death; or

             (v) the Borrower shall sell all or any portion of her Pledged Collateral and not apply the proceeds to the repayment of this Note as set forth herein and in the Pledge Agreement;

then, this Note shall forthwith become due and payable both as to principal and interest, automatically without any action on the part of the Holder hereof and without presentment, demand, protest, or other notice of any kind, all of which are hereby expressly waived.

          Any prepayment under this Note shall be applied first to reduce accrued and unpaid interest, and any remaining amount shall reduce the Principal Amount of this Note.

          Except as provided in the following paragraph, the obligations of the Borrower and the rights of the Holder under this Note shall be absolute and shall not be subject to any counterclaim, set-off, deduction or defense.

          The Borrower hereby waives presentment, diligence, demand, protest and notice of dishonor and notice of any other kind whatsoever.

          The Borrower agrees to pay all costs and expenses of collection, including attorneys' fees incurred by the Holder, in collecting and enforcing this Note, and such fees shall be added to and become part of the Principal Amount of this Note and shall be collectible as part of such Principal Amount.

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          No interest or other amount shall be payable in excess of the maximum permissible rate under applicable law and any interest or other amount which is paid in excess of such maximum rate shall be deemed to be a payment of principal hereunder.

          This Note may not be changed, modified or terminated except by an agreement in writing signed by the party sought to be charged with the change, modification or termination.

          No delay or omission on the Holder's part in exercising any right, remedy or option shall operate as a waiver of any such or any other right, remedy or option or of any default.

          This Note shall be governed by, and construed in accordance with, the laws of the State of Connecticut, without giving effect to the principles of conflict of laws thereof. If any term or provision of the Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby. Any legal action or proceeding with respect to this Agreement or the other Documents may be brought in the courts of the State of Connecticut, County of Hartford, and the United States of America for the District of Connecticut and, by execution and delivery of this Agreement, the Borrower hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Borrower hereby irrevocably waives, in connection with any such action or proceeding, any objection, including, without limitation, any objection to the venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions. The Borrower hereby irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at its address as set forth below. THE BORROWER (AND, BY ACCEPTANCE OF THIS NOTE, THE HOLDER) HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS NOTE OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF.

          This Note shall be binding upon the heirs, executors, administrators, successors and permitted assigns of the Borrower and shall inure to the benefit of the Holder and its successors and permitted assigns; provided, however, that the Borrower may not assign her rights or delegate her obligations hereunder without the prior written consent of the Holder.




                                      /s/ Linda M. Autore
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                                       Linda M. Autore

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